Exhibit 10.11

                         REAFFIRMATION OF LOAN DOCUMENTS
                            Dated as of April 1, 2005

Reference is made to that certain Credit Agreement, dated as of March 11, 2003 (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as a Lender and as agent for the Lenders ("Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

Each of the undersigned hereby acknowledges that it has executed and delivered to Agent various Loan Documents, including, without limitation, the documents to which it is a party listed on Exhibit A hereto (collectively, the "Reaffirmed Documents").

Each of the undersigned hereby (i) acknowledges and consents to the execution, delivery and performance of the Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement ") of even date herewith among Borrower, Agent and Lenders, (ii) ratifies and affirms in all respects each of the Reaffirmed Documents to which it is a party and (iii) acknowledges that each Reaffirmed Document is a "Loan Document" under the Amended and Restated Credit Agreement.

Without limiting any of the foregoing;

i. each of the undersigned (other than Borrower) hereby expressly ratifies and affirms in all respects its obligations under (A) the Guaranty (as defined on Exhibit A hereto) executed by Playboy and each Subsidiary of Borrower party thereto (each, a "Debtor" and collectively, the "Debtors") pursuant to which each Debtor guaranteed the obligations of Borrower under the Credit Agreement and (B) the Master Security Agreement (as defined on Exhibit A hereto) executed by each Debtor and pursuant to which each Debtor granted to Agent, for itself and Lenders, a security interest in all of its assets to secure the payment and performance of Borrower's obligations under the Credit Agreement and each Debtor's obligations under the Guaranty and the Master Security Agreement; and

ii. Borrower expressly ratifies and affirms in all respects its obligations under the Borrower Security Agreement (as defined on Exhibit A hereto), pursuant to which Borrower granted to Agent, for itself and Lenders, a security interest in all of its assets to secure the payment and performance of its obligations under the Credit Agreement.

Each of the undersigned further agrees that each Loan Document to which it is a party shall remain in full force and effect following the execution and delivery of the Amended and Restated Credit Agreement and that all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Amended and Restated Credit Agreement.


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SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, this Reaffirmation of Loan Documents has been duly executed on the date first above written.

ADULTVISION COMMUNICATIONS, INC
AFTER DARK VIDEO, INC.
AL ENTERTAINMENT, INC.
ALTA LOMA DISTRIBUTION, INC.
ALTA LOMA ENTERTAINMENT, INC.
ANDRITA STUDIOS, INC.
CANDLELIGHT MANAGEMENT LLC
           By: Playboy TV International, LLC, its Sole Member,
                     By: Playboy Entertainment Group, its Sole Member CHELSEA COURT HOLDINGS LLC
           By: Playboy TV International, LLC, its Sole Member,
                     By: Playboy Entertainment Group, Inc., its Sole Member CLARIDGE ORGANIZATION, LLC
           By: Playboy TV International, LLC, its Sole Member
                     By: Playboy Entertainment Group, Inc., its Sole Member CPV PRODUCTIONS, INC
CYBERSPICE, INC.
IMPULSE PRODUCTIONS, INC.
INDIGO ENTERTAINMENT, INC.
ITASCA HOLDINGS, INC.
LAKE SHORE PRESS, INC.
LIFESTYLE BRANDS, LTD.
MH PICTURES, INC.
MYSTIQUE FILMS, INC.
PLANET PLAYBOY, INC.
PLANET SPICE, INC.
PLAYBOY CLUB OF HOLLYWOOD, INC
PLAYBOY CLUB OF NEW YORK, INC.
PLAYBOY CLUBS INTERNATIONAL, INC.
PLAYBOY CRUISE GAMING, INC.
PLAYBOY ENTERTAINMENT GROUP, INC.
PLAYBOY GAMING INTERNATIONAL, LTD.
PLAYBOY GAMING NEVADA, INC.
PLAYBOY GAMING UK, LTD.
PLAYBOY JAPAN, INC.
PLAYBOY MODELS, INC.


By: /s/ Robert Campbell
Name: Robert Campbell
Title: Treasurer

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PLAYBOY OF LYONS, INC.
PLAYBOY OF SUSSEX, INC.
PLAYBOY PREFERRED, INC.
PLAYBOY PROPERTIES, INC.
PLAYBOY SHOWS, INC.
PLAYBOY TV INTERNATIONAL, LLC
           By: Playboy Entertainment Group, Inc., its Sole Member
PRECIOUS FILMS, INC.
SPECIAL EDITIONS, LTD.
SPICE DIRECT, INC.
SPICE ENTERTAINMENT, INC.
SPICE INTERNATIONAL, INC.
SPICE NETWORKS, INC.
SPICE PRODUCTIONS, INC.
STEELTON, INC.
TELECOM INTERNATIONAL, INC.
WOMEN PRODUCTIONS, INC.


By /s/ Robert Campbell
Name: Robert Campbell
Title: Treasurer

PLAYBOY ENTERPRISES, INC.
PLAYBOY ENTERPRISES INTERNATIONAL, INC.


By /s/ Robert Campbell
Name: Robert Campbell
Title: Senior Vice President,
Treasurer and Strategic Planning

SPICE HOT ENTERTAINMENT, INC.
SPICE PLATINUM ENTERTAINMENT, INC.


By /s/ Catherine A. Zulfer
Name: Catherine A. Zulfer
Title: Treasurer


PEI HOLDINGS, INC.

By /s/ Robert Campbell
Name: Robert Campbell
Title: Treasurer

Signature page to Reaffirmation of Loan Documents

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ACKNOWLEDGED AND AGREED TO THIS 1st DAY OF APRIL, 2005:

BANK OF AMERICA, N.A., as Agent


By /s/ David A. Johanson
Name: David A. Johanson
Title: Vice President

Signature page to Reaffirmation of Loan Documents

                                    EXHIBIT A
                              Reaffirmed Documents

Security Agreement dated March 11, 2003 executed by Borrower in favor of Agent, as agent for Lenders ("Borrower Security Agreement")

Pledge Agreement dated March 11, 2003 executed by Borrower in favor of Agent, as agent for Lenders

Master Corporate Guaranty dated March 11, 2003 each Debtor in favor of Agent. as agent for Lenders ("Guaranty")

Master Security Agreement dated March 11, 2003 executed by each Debtor in favor of Agent, as agent for Lenders ("Master Security Agreement")

Deed of Trust With Assignment Of Rents, Security Agreement And Fixture Filing dated as of March 11, 2003 executed by Playboy Enterprises International, Inc. regarding property located at 10236 Charing Cross Road, Holmby Hills, California, and recorded with the Recorder's Office in Los Angeles County, California on March 13, 2003 in the Official Records as Instrument No. 03 0717740, as amended by the First Amendment To Deed Of Trust With Assignment Of Rents, Security Agreement And Fixture Filing dated as of September 15, 2004, as further amended by the Second Amendment to Deed of Trust with Assignments of Rents, Security Agreement and Fixture Filing of even date herewith

Pledge Agreement dated March 11, 2003 executed by Playboy in favor of Agent, as agent for Lenders

Pledge Agreements, each dated March 11, 2003 executed by each of the following Debtors, in each case in favor of Agent, as agent for Lenders:

Spice Entertainment, Inc.
Playboy Enterprises International, Inc.
Playboy Gaming International, ltd.
Playboy Clubs International, Inc.

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Playboy Entertainment Group, Inc.
Playboy TV International, LLC
Planet Playboy, Inc.
Claridge Organization LLC
Chelsea Court Holdings LLC and Candlelight Management LLC
CPV Productions, Inc.

Copyright Security Agreement dated March 11, 2003 in favor of Agent, as agent for Lenders and executed by each of: After Dark Video, Inc., Alta Loma Distribution, Inc., Alta Loma Entertainment, Inc., Impulse Productions, Inc., Indigo Entertainment, Inc., MEI Pictures, Inc., Mystique Films, Inc., Playboy Entertainment Group, Inc., Precious Films, Inc. and Women Productions, Inc.

Trademark Security Agreement dated March 11, 2003 in favor of Agent, as agent for Lenders and executed by each of: Adultvision Communications, Inc., Alta Loma Entertainment, Inc., Lifestyle Brands, Ltd., Playboy Entertainment Group, Inc., Spice Entertainment, Inc., Playboy Enterprises International, Inc. and Spice Hot Entertainment, Inc.

Agent's Fee Letter dated March 11, 2003 executed by Agent and Borrower